5. Inventory	3 Months Ended
Dec. 31, 2013
Notes
5. Inventory

5.                   Inventory

Inventory is recorded at the lower of cost or market, cost being determined using the first-in, first-out (“FIFO”) method. Inventory is for the Chronic Illness Monitoring segment and consists of diabetic supplies.  The Company writes down inventory due to obsolescence and excessive quantities to estimated net realizable value.  Due to competitive pressures and technological innovation, it is possible that estimates of net realizable values could change in the near term.  As of December 31, 2013 and September 30, 2013, inventory was $1,336,164 and $1,249,220, respectively.